UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                 April 27, 2005
                        --------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Wisconsin               001-13615               22-2423556
     ---------------------   ---------------------   -----------------------
       (State or other       (Commission File No.)        (IRS Employer
       Jurisdiction of                                  Identification No.)
        Incorporation)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
       ------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

On April 27, 2005 Rayovac Corporation issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                Exhibit
                Number             Description of Exhibit

                 99.1 Press Release dated April 27, 2005 issued by Rayovac Corporation.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 27, 2005                   RAYOVAC CORPORATION



                                        By: /s/ Randall J. Steward
                                           ------------------------------------
                                            Name:  Randall J. Steward
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

EXHIBIT INDEX


                Exhibit
                Number                Description of Exhibit

                 99.1 Press Release dated April 27, 2005 issued by Rayovac Corporation.